                     CLASS A, CLASS B AND CLASS C SHARES OF

                               AIM HIGH YIELD FUND

                          Supplement dated May 1, 2003
                    to the Prospectus dated December 2, 2002

Effective, May 1, 2003, the following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 4 of the Prospectus:

      "The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are

      o Peter Ehret, Senior Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2001. From 1999 to 2001, he was director of high yield research and portfolio manager for Van Kampen Investment Advisory Corp. where he was associated since 1992.

      o Carolyn L. Gibbs, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

      They are assisted by the High Yield Taxable Team. More information on the fund's management team may be found on our website
      (http://www.aiminvestments.com)."